                       SUPPLEMENT DATED JUNE 22, 2010 TO

              PROSPECTUS DATED MAY 1, 2008 (AS SUPPLEMENTED) FOR

         FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

                                  THROUGH ITS

                GENWORTH LIFE OF NEW YORK VA SEPARATE ACCOUNT 1

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR VARIABLE ANNUITY PROSPECTUS. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

On June 1, 2010, certain portfolios of the Van Kampen Life Insurance Trust and The Universal Institutional Funds, Inc. were merged into shell portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). As a result of the foregoing:

    1. All references to the Van Kampen Life Investment Trust in your variable annuity prospectus are deemed to refer to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

    2. All references to the Comstock Portfolio of the Van Kampen Life Insurance Trust in your variable annuity prospectus are deemed to refer to the Invesco Van Kampen V.I. Comstock Fund.

    3. All references to Van Kampen Asset Management in your variable annuity prospectus are deemed to refer to Invesco Advisers, Inc.

    4. All references to The Universal Institutional Funds, Inc. in your variable annuity prospectus are deemed to refer to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

    5. All references to the Equity and Income Portfolio of The Universal Institutional Funds, Inc. in your variable annuity prospectus are deemed to refer to the Invesco Van Kampen V.I. Equity and Income Fund.

    6. All references to Morgan Stanley Investment Management Inc. in your variable annuity prospectus are deemed to refer to Invesco Advisers, Inc.

42514NY SUPPK 06/22/10